OPPENHEIMER REAL ASSET FUND
                  Supplement dated September 10, 1999 to the
                       Prospectus dated November 30, 1998

The Prospectus is changed as follows:

1. The Supplement dated May 25, 1999 is replaced by this Supplement.

2. The phrase "to the 26 commodities" in the first sentence of the fifth paragraph under "Investment Objective and Policies" on page 8 is deleted and replaced by the phrase "among the individual commodities."

3. The word "can" is deleted from the second sentence of the last paragraph on page 15 and replaced by the word "will."

4. The second paragraph on page 21 is deleted and replaced by the following paragraphs:

  |X| Portfolio Managers. The portfolio managers of the Fund are Russell Read and John Kowalik. Kevin Baum is an associate portfolio manager of the Fund. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Read and Kowalik are Senior
  Vice  Presidents  of  the  Manager.  Mr.  Read  is a Vice  President  of the
  Sub-Advisor and has been a portfolio manager of the Fund since its inception. Messrs. Read and Kowalik are Chartered Financial Analysts.

  Mr. Read joined the Manager in October, 1993 as Director of Quantitative Research. Mr. Kowalik became a Senior Vice President of the Manager in June 1998 and joined the Fund's portfolio management team May 24, 1999. Before joining the Manager, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989-June 1998). Mr. Kowalik serves as an officer and portfolio manager of other Oppenheimer funds. Mr. Baum joined the Fund's portfolio management team May 24, 1999. He has served as the Fund's principal trader since its inception in March 1997. Previously, Mr. Baum was a trading and securities analyst for the Manager (1993-February 1997).

5. The phrase "26 commodities" in the last sentence of the last paragraph under "Performance of the Fund" on page 23 is deleted and replaced by the phrase "various commodities."

6. The first sentence of the first paragraph under "Dividends, Capital Gains and Taxes" on page 45 is deleted and replaced by the following sentence: "The Fund declares dividends separately for each class of shares from net investment income, if any, quarterly and intends to pay dividends to shareholders quarterly, on a date selected by the Board of Trustees."

September 10, 1999                                                PSO735.009